SELIGMAN
----------
  FRONTIER
FUND, INC.

                                   [Picture]
                                  ANNUAL REPORT
                               SEPTEMBER 30, 1998

                                 SEEKING GROWTH
                                IN CAPITAL VALUE
                                    THROUGH
                                 INVESTMENTS IN
                                  SMALL-COMPANY
                                  GROWTH STOCKS

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[picture omitted]

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

Table of
Contents

To the Shareholders ........................................................   1
Interview With Your Portfolio Manager ......................................   2
Performance Overview .......................................................   4
Portfolio Overview .........................................................   7
Portfolio of Investments ...................................................   9
Statement of Assets and Liabilities ........................................  14
Statement of Operations ....................................................  15
Statements of Changes in Net Assets ........................................  16
Notes to Financial Statements ..............................................  17
Financial Highlights .......................................................  20
Report of Independent Auditors .............................................  22
Board of Directors .........................................................  23
Executive Officers AND For More Information ................................  24
Glossary of Financial Terms ................................................  25

TO THE SHAREHOLDERS

For the 12 months ended September 30, 1998, Seligman Frontier Fund had a total return of -21.32% based on the net asset value of Class A shares, outperforming the -24.83% total return of the Russell 2000 Growth Index, which is its market benchmark. The total return of its peer group, as measured by the Lipper Small Cap Funds Average was -20.52%. A discussion with your Portfolio Manager regarding the past 12 months begins on page 2.

Despite their often superior sales and earnings growth, attractive valuations, and limited exposure to depressed foreign markets, small-capitalization growth stocks fared poorly in the past year compared to large-capitalization growth stocks. The primary reason for the poor returns in the sector was the Asian financial crisis, which caused investors to seek the perceived safety and liquidity of large-cap growth stocks. The situation for small caps further deteriorated in the final months of the Fund's fiscal year as the Asian crisis worsened, Japan's recession and banking problems deepened, Russia's economy neared ruin, and Brazil encountered fiscal problems that threatened all of Latin America. The quest for liquidity in these volatile financial markets further exacerbated investors' flight to large caps.

Global financial disorder, while likely to continue for many months, may ultimately have a positive impact on small-cap valuations. Widespread currency devaluations and depressed demand for products in Asia, Latin America, and Russia, has led to concern about the future earnings of large-cap multinational companies. Ongoing uncertainty about business conditions may compel investors to favor smaller domestic companies whose revenues typically have only modest exposure to today's tumultuous overseas markets.

Meanwhile, small-cap valuations have dropped to levels last seen in 1990, just before the most recent extended run-up in value. In the 12 months ended September 30, the S&P 500 gained 9.0%, while the Russell 2000 Growth Index fell by 24.83%. The last two times the Russell 2000 suffered comparable declines, in 1979 and in 1990, strong rallies in small-cap stock prices followed. We believe that the present low valuations and relatively positive earnings prospects of small caps improve the potential for outperformance relative to large caps, especially in light of the possibility that large caps may experience further earnings pressure in the coming months.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that when our plans are finalized and all systems are tested, there will be no disruption in the services provided by your Fund.

Thank you for your continued support of Seligman Frontier Fund. We look forward to serving your investment needs in the many years to come. The Fund's portfolio of investments and financial statements follow this letter.

By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman

                                /s/Brian T. Zino
                                ----------------
                                Brian T. Zino
                                President

October 30, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

Q.  HOW DID SELIGMAN FRONTIER FUND PERFORM IN THE PAST 12 MONTHS?

A. For the 12 months ended September 30, 1998, Seligman Frontier Fund posted a total return of -21.32% based on the net asset value of Class A shares. The Fund outperformed the -24.83% return of the Russell 2000 Growth Index, its market benchmark. The Fund's return lagged the -20.52% total return of its peers, as measured by the Lipper Small Cap Funds Average.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND IN THE PAST 12 MONTHS?

A. Small-capitalization growth stocks continued to underperform large-capitalization growth stocks during the period, stretching the gradual price decline to three and one-half years. The decline in small-cap stock prices persisted, despite their attractive valuations relative to their growth rates.

    Despite ongoing strength in the domestic economy, economic turmoil began to spread throughout the world during the past 12 months, increasing investor concern in the US equity markets. The Asian financial crisis worsened, Japan again failed to resolve its banking problems, Russia allowed the ruble to devalue and subsequently defaulted on many of its debts, emerging markets collapsed, and the specter of economic crises looming throughout Latin America pressured equity markets worldwide. These factors prompted a so-called "flight to quality," in which many domestic and overseas investors sought the perceived safety and liquidity of large-cap growth stocks, often at the expense of small-cap stocks. As the US stock market was shaken by volatility in the final quarter of the Fund's fiscal year, the situation for small-cap stocks further deteriorated. Small caps were also hurt by continuing heavy volumes of initial public offering (IPO) activity, resulting in an oversupply of small-cap stocks in the market.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. We are long-term investors who purchase small- capitalization growth stocks with significant earnings growth potential, and that are selling at reasonable cash flow valuations. Holdings are added to the portfolio based on their individual merits, on a stock-by-stock basis.

    We analyze the underlying fundamentals of companies, and prefer those with strong management, solid product lines, market niche dominance, proprietary and innovative products, and significant management ownership. Additionally, we favor companies with revenues and reported earnings growth of 20% or more, and with businesses and market shares that are growing faster than the

--------------------------------------------------------------------------------

SELIGMAN SMALL COMPANY TEAM

Ted Hillenmeyer, Arsen Mrakovcic (Portfolio Manager), Rick Ruvkun, Sonia Thomas (Administrative Assistant),Bruce Zirman

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

    industry norm. We prefer companies that generate operating cash flow to finance growth over those which rely on excessive debt.

    We choose to sell stocks when they reach our target price, or when the company or industry fundamentals deteriorate. Seligman Frontier Fund remains highly diversified in order to reduce sector risk. No sector has a weighting of more than 25%, and no single stock represents more than 3% of the Fund's net assets.

Q.  WHAT INDUSTRY GROUPS INFLUENCED THE FUND'S PERFORMANCE?

A. In an environment of global economic uncertainty and equity market volatility, defensive stocks lived up to their name. Consumer noncyclical stocks, such as Duane Reade, also did well. Health care stocks also were a profitable part of the portfolio. Several stocks in the pharmaceuticals sector outperformed expectations, as did some holdings in the consumer staples sector, such as U.S. Foodservice, a provider to the food service industry. Additionally, information technology services companies posted solid results for the 12-month period. These included BISYS Group, a supplier of data processing services; American Management Systems, which furnishes management and administration of computer services; and Ceridian, which provides data processing services.

    Further, a number of companies in the portfolio were acquired by larger companies during the 12-month period. Mergers and acquisitions activity demonstrates that the private market recognizes the quality of these companies, and the value of their stocks. These companies included R.P. Scherer, which manufactures soft gelatin capsules ("softgels"), and AmeriSource Health, a distributor of pharmaceutical supplies. As a result of mergers activity, these companies posted strong performances, benefiting the Fund.

    The basic materials sector is generally more sensitive to global economic conditions, and did not do well in the 12-month period. The capital goods, financial services, and transportation sectors also underperformed our expectations, mainly due to stock selection in each sector. In the capital goods sector, UCAR International, a producer of graphite electrodes, affected the portfolio's performance due to the company's unresolved antitrust issues. In the financial services sector, CCA Prison Realty Trust, a real estate investment trust for prisons, underperformed expectations because of concerns about slowing growth in the prison-building industry.

    Additionally, within the portfolio, there were poor performers even in strong industry sectors. Health care company ESC Medical Systems develops and manufactures medical devices for non-invasive, elective treatment of varicose veins. The stock suffered because of depressed demand, as discretionary procedures generally are more sensitive to economic conditions. In the business goods and services sector, Modis Professional Services, formerly AccuStaff, a provider of temporary personnel services, also underperformed expectations because of nationwide high levels of employment. In the educational services sector, EduTrek International, operator of the American Intercontinental University, also dampened the portfolio's performance.

Q.  WHAT IS YOUR OUTLOOK?

A. History gives us reason for optimism. Despite the recent broad market downturn, which caused the S&P 500 to fall 14.1% from its peak on July 17, the S&P 500 was still up 9.0% in the past 12 months. However, the Russell 2000 Index dropped 19.02% in this period, and the Russell 2000 Growth Index fell 24.83%. This wide gap in performance between the S&P 500 and the Russell 2000 Indices suggests that small caps are attractively valued compared to the large-cap growth stocks of the S&P 500. At current valuations, small caps should provide an attractive alternative to large caps, which have high price-to-earnings ratios. In fact, small-cap

                                                           (Continued on page 6)

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended September 30, 1998, to a $10,000 investment made in the Lipper Small Cap Funds Average (Lipper Average), the Lipper Small Cap Fund Index (Lipper Index), the Russell 2000 Growth Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Average and the Lipper Index exclude the effect of sales charges, and the Russell indices exclude the effect of any fees or sales charges.

   Seligman Frontier Fund will no longer be compared to the Lipper Index after September 30, 1998. Instead, the Fund will be compared to the Lipper Average, which measures the performance of the entire universe of funds that have similar investment objectives to your Fund. The Manager believes that the Lipper Average is more appropriate than the more narrowly focused Lipper Index, which measures the performance of only 30 funds. Therefore, going forward, your Fund will be compared to the Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index.


[Table below presents plot points for line chart]

                                           Lipper    Lipper    Russell
                                            SmCap     SmCap       2000   Russell
               Without           With       Funds      Fund     Growth      2000
DATE      Sales Charge   Sales Charge         Avg     Index      Index     Index
--------------------------------------------------------------------------------
9/30/88         10,000          9,530       10,000    10,000    10,000    10,000
12/31/88         9,971          9,503       10,053    10,050     9,913     9,934
3/31/89         10,812         10,304       10,860    10,808    10,649    10,699
6/30/89         11,464         10,925       11,657    11,528    11,338    11,380
9/30/89         13,029         12,417       12,783    12,527    12,350    12,149
12/31/89        12,775         12,175       12,419    12,166    11,912    11,547
3/31/90         12,391         11,809       12,249    11,907    11,595    11,292
6/30/90         13,261         12,638       13,199    12,605    12,326    11,728
9/30/90         10,159          9,682       10,182     9,760     9,109     8,850
12/31/90        11,622         11,076       11,114    10,490     9,837     9,295
3/31/91         14,342         13,668       13,974    12,961    12,842    12,059
6/30/91         14,051         13,391       13,746    12,821    12,397    11,872
9/30/91         15,578         14,847       15,251    14,123    13,734    12,840
12/31/91        17,390         16,573       16,805    15,582    14,871    13,575
3/31/92         17,558         16,733       17,268    15,753    15,279    14,593
6/30/92         15,831         15,088       15,850    14,431    13,444    13,598
9/30/92         16,343         15,575       16,380    14,912    13,705    13,987
12/31/92        20,171         19,224       19,026    17,326    16,028    16,075
3/31/93         20,210         19,261       19,489    17,519    15,741    16,762
6/30/93         21,668         20,651       20,091    18,063    16,194    17,128
9/30/93         24,624         23,467       21,860    19,729    17,705    18,625
12/31/93        25,477         24,280       22,403    20,260    18,170    19,114
3/31/94         25,151         23,970       21,775    19,526    17,431    18,607
6/30/94         23,476         22,373       20,595    18,470    16,336    17,882
9/30/94         27,036         25,766       22,324    20,189    17,859    19,123
12/31/94        27,263         25,983       22,260    20,161    17,727    18,766
3/31/95         29,397         28,016       23,548    21,292    18,698    19,631
6/30/95         32,452         30,928       25,659    23,266    20,553    21,471
9/30/95         36,983         35,246       28,663    26,174    22,890    23,591
12/31/95        37,194         35,448       29,313    26,535    23,229    24,103
3/31/96         39,294         37,449       31,256    28,032    24,562    25,332
6/30/96         42,048         40,073       33,684    30,258    25,996    26,600
9/30/96         41,939         39,970       34,369    30,639    25,775    26,690
12/31/96        41,383         39,440       35,217    30,348    25,842    28,078
3/31/97         37,300         35,548       32,890    27,489    23,132    26,626
6/30/97         44,887         42,779       38,527    32,162    27,191    30,942
9/30/97         50,824         48,437       44,840    37,067    31,792    35,546
12/31/97        48,762         46,472       42,640    34,906    29,185    34,355
3/31/98         53,648         51,129       47,342    38,648    32,652    37,812
6/30/98         51,880         49,444       45,390    37,156    30,778    36,050
9/30/98         39,987         38,109       35,638    29,205    23,896    28,786


   The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998


                                                                                      AVERAGE ANNUAL
                                             ---------------------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                             (28.99)%        (25.08)%       9.12%        14.31%         n/a            n/a
Without Sales Charge                          (25.46)         (21.32)       10.18         14.87          n/a            n/a

CLASS B**
With CDSC+                                    (29.49)         (25.45)         n/a           n/a        (2.99)%          n/a
Without CDSC                                  (25.78)         (21.95)         n/a           n/a        (1.97)           n/a

CLASS D**
With 1% CDSC                                  (26.46)         (22.64)         n/a           n/a          n/a            n/a
Without CDSC                                  (25.72)         (21.94)        9.12           n/a          n/a          13.20%

LIPPER SMALL CAP FUNDS AVERAGE***             (24.72)         (20.52)       10.27         13.55         2.44o         12.41oo

LIPPER SMALL CAP FUND INDEX***                (24.43)         (21.21)        8.16         11.31        (1.47)o        10.56oo

RUSSELL 2000 GROWTH INDEX***                  (26.82)         (24.83)        6.19          9.11        (4.11)o         8.66oo

RUSSELL 2000 INDEX***                         (23.87)         (19.02)        9.10         11.15         3.18o         11.07oo


NET ASSET VALUE

             SEPTEMBER 30, 1998        MARCH 31, 1998        SEPTEMBER 30, 1997
            --------------------      -----------------     --------------------
CLASS A            $12.44                  $16.69                  $17.55
CLASS B             11.66                   15.71                   16.68
CLASS D             11.67                   15.71                   16.69

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED SEPTEMBER 30, 1998

PAID                  $1.634
REALIZED               0.471
UNREALIZED            (0.393)++

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Average, the Lipper Index, the Russell 2000 Growth Index, and the
    Russell 2000 Index are unmanaged benchmarks that assume investment of all dividends. The Lipper Average and Index do not reflect sales charges, and the Russell 2000 Growth Index and the Russell 2000 Index do not reflect fees and sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ Represents the per share amount of net unrealized depreciation of portfolio securities as of September 30, 1998.
  o From April 30, 1996.
 oo From April 30, 1993.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC (CONTINUED)

    valuations have fallen to levels not seen since 1990, just before the beginning of their last extended increase in price. The last two times the Russell 2000 was down 30% from its highs, in 1979 and in 1990, strong rallies followed.

    Small-cap companies are generally distinguished by the type of innovation that drives economic growth in this country. Smaller companies tend to possess internal management dynamics and product cycles that can weather economic turmoil and fickle financial markets. Further, smaller companies can, to a greater degree than larger companies, control their own destiny, irrespective of overall economic conditions. We are confident that the valuations and earnings prospects of small-cap stocks are favorable, especially in light of the possibility that large caps may experience earnings pressure in the coming months.

    We believe the case is strong for an impending appreciation in the price of small-cap stocks. Global financial disorder is likely to persist for many months, and could have less of a negative impact on small caps than on large caps. The strong dollar, widespread currency devaluations, and depressed demand for products in Asia, Latin America, and Russia has led to uncertainty about future earnings of large-cap multinational companies that do business in these regions. However, most small-cap growth companies have little exposure to depressed overseas markets, and they do not compete against local firms for market share. The earnings growth of a majority of US small caps is dependent to a great degree on the viability of their innovative products and their product cycles, and reflects their ability to execute their business plans. Overall, small-cap companies are less dependent on global economic conditions than are large-cap companies.

    The Federal Reserve Board's September and October cuts in short-term interest rates may benefit long-duration investments such as small-cap stocks. The rate reductions were done to temper inflation and sustain domestic economic growth, and to help cushion the US economy from global financial turmoil. Since the revenues of smaller companies are primarily linked to the strength of the domestic economy, an interest-rate cut may improve their earnings. Finally, the IPO market has slowed significantly, since the pricing of recent new issues was soft, and after-market performance was poor. Lower volumes of IPOs could help the performances of existing small-cap stocks.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
SEPTEMBER 30, 1998


                                                                                         PERCENT OF NET ASSETS
                                                                                             SEPTEMBER 30,
                                                                                       ------------------------
                                      ISSUES         COST                VALUE            1998          1997
                                      -------  -----------------   ----------------     --------      --------
COMMON STOCKS:
  Basic Materials ..................      1       $ 10,515,779        $  5,718,600          0.8           1.8
  Capital Goods ....................     12         69,335,393          70,346,906          9.9          10.9
  Communication Services ...........     --                 --                  --           --           0.3
  Consumer Cyclicals ...............     21        148,741,535         153,814,828         21.6          18.1
  Consumer Staples .................     11         77,651,120          76,684,434         10.8           6.4
  Energy ...........................      5         30,913,966          26,190,088          3.7           3.3
  Financial Services ...............     10         47,932,737          40,044,378          5.6           8.6
  Health Care ......................     23        135,773,969         130,795,161         18.4          17.3
  Technology .......................     24        146,864,724         140,975,289         19.8          22.9
  Transportation ...................      1          2,916,595           2,771,437          0.4           2.2
  Utilities ........................      1         11,115,552          11,267,800          1.6           1.9
  Other ............................      1                 --               6,875           --            --
                                      -----   ----------------    ----------------      -------       -------
                                        110        681,761,370         658,615,796         92.6          93.7
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ....      1         52,427,941          52,427,941          7.4           6.3
                                      -----   ----------------    ----------------      -------       -------
NET ASSETS .........................    111       $734,189,311        $711,043,737        100.0         100.0
                                      =====   ================    ================      =======       =======


LARGEST INDUSTRIES
SEPTEMBER 30, 1998

[Table below represents values for a bar chart]

CONSUMER CYCLICALS     21.6%     $153,814,828
TECHNOLOGY             19.8%     $140,975,289
HEALTH CARE            18.4%     $130,795,161
CONSUMER STAPLES       10.8%      $76,684,434
CAPITAL GOODS           9.9%      $70,346,906

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING THE PAST SIX MONTHS

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       9/30/98
-----------                       -----------   -----------
AVX .............................   581,500       581,500
Casella Waste Systems
  (Class A) .....................   280,700       280,700
ESC Medical Systems .............   250,000       250,000
Personnel Group of America ......   533,100     1,033,100
PSS World Medical ...............   648,900       990,700
Schein (Henry) ..................   177,400       177,400
Sinclair Broadcast Group
  (Class A) .....................   134,300       268,600(1)
Superior Services ...............   300,200       300,200
Universal Health Services
  (Class B) .....................   150,000       150,000
Vlasic Foods International ......   498,600       498,600



                                           SHARES
                                ----------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       9/30/98
-------------                     -----------   -----------
Black Box .......................   275,000            --
Ceridian ........................   236,400       157,700
Credence Systems ................   561,700            --
Equity ..........................   337,700            --
First Sierra Financial ..........   300,000            --
Kemet ...........................   801,500            --
National Surgery Centers ........   577,800            --
Oak Industries ..................   304,000       142,900
Scherer (R.P.) ..................   300,100            --
Synopsys ........................   213,300            --

Largest portfolio changes from previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 134,300 shares received as a result of a 2-for-1 stock split.


LARGEST PORTFOLIO HOLDINGS
SEPTEMBER 30, 1998

SECURITY                                     VALUE
----------                              ---------------
Total Renal Care Holdings ..............  $18,564,000
PSS World Medical ......................   18,327,950
Burr-Brown .............................   14,931,652
Modis Professional Services ............   14,172,225
U.S. Foodservice .......................   13,632,187
Province Healthcare ....................   13,191,578
Allied Waste Industries ................   13,072,391
Personnel Group of America .............   12,720,044
Omnicare ...............................   12,700,575
BISYS Group ............................   11,772,047

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       -------
COMMON STOCKS  92.6%
BASIC MATERIALS  0.8%
UCAR INTERNATIONAL*
   Producer of graphite electrodes    317,700   $    5,718,600
                                                --------------
CAPITAL GOODS  9.9%
Allied Waste Industries*
   Integrated waste disposal          558,500       13,072,391
AVX
   Manufacturer and supplier of
     passive electronic
     components and related
     products                         581,500        8,649,812
CASELLA WASTE SYSTEMS (CLASS A)*
   Provider of non-hazardous
     solid waste collection,
     disposal, and recycling
     services                         280,700        9,508,712
COGNEX*
   Manufacturer of machine
     vision systems                    73,500          849,844
CORPORATE EXPRESS*
   Supplier of office furniture       522,600        6,222,206
FLANDERS*
   Designer, manufacturer, and
     marketer of a range of
     air filtration products          405,300        1,608,534
INTEGRATED ELECTRICAL SERVICES*
   Provider of electrical
     contracting and
     maintenance services             225,900        3,360,263
IVEX PACKAGING*
   Manufacturer of specialty
     packaging                        321,900        4,667,550
KEYSTONE AUTOMOTIVE*
   Distributor of aftermarket
     collision replacement
     parts for automobiles
     and light trucks                 314,900        6,140,550
OAK INDUSTRIES*
   Manufacturer of electrical
     controls                         142,900        3,858,300
SUPERIOR SERVICES*
   Provider of solid waste
     collection, disposal, and
     recycling services               300,200        8,433,744
WASTE CONNECTIONS*
   Provider of solid waste
     collection, disposal, and
     recycling services               200,000        3,975,000
                                                --------------
                                                    70,346,906
                                                --------------
CONSUMER CYCLICALS  21.6%
AMERICAN HOMESTAR*
   Retailer and producer of
     manufactured homes               503,100       10,942,425
BARNES & NOBLE*
   Owner and operator of retail
     book stores and superstores      229,100        6,185,700
COPART*
   Auctioneer of damaged vehicles
     for insurance companies          305,600        6,742,300
DUANE READE*
   Retail drugstore chain             293,400       11,130,862
HA-LO INDUSTRIES*
   Distributor of specialty
     advertising products             327,300        9,573,525
JOURNAL REGISTER*
   Publisher of newspapers            616,300        9,090,425
MARKET FACTS*
   Compiler of information for
     the optimization of the
     marketing decision process       224,600        6,316,875
MEMBERWORKS*
   Provider of membership
     service programs for
     various industries               212,000        3,272,750
METAMOR WORLDWIDE*
   International provider of
     information technology
     and staffing services            200,000        5,450,000
MODIS PROFESSIONAL SERVICES
   Temporary personnel services       973,200       14,172,225
NOVA*
   Provider of language
     instruction courses              348,205       10,685,541
PERSONNEL GROUP OF AMERICA*
   Personnel staffing services      1,033,100       12,720,044
PETERSEN COMPANIES (CLASS A)*
   Special-interest
     magazine publisher               331,800        9,456,300

                                       9



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                     SHARES         VALUE
                                     ------        -------
CONSUMER CYCLICALS (continued)
PIER 1 IMPORTS
   Retailer specializing in
     decorative home
     furnishings, gifts, and
     related items                    324,600      $ 2,434,500
PITTSTON BRINK'S GROUP
   Provider of security services      236,000        8,260,000
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer of
     legal service plans              144,900        3,704,006
PRIMARK*
   Provider of information through
     software and databases           332,700       10,147,350
PROVANT*
   Provider of training and
     development services             328,600        4,764,700
RESORTQUEST INTERNATIONAL*
   Provider of upscale vacation
     condominiums and
     home rentals                     302,000        2,661,375
WILMAR INDUSTRIES*
   Marketer and distributor of
     repair and maintenance
     products to the apartment
     housing market                   229,200        4,913,475
ZIFF-DAVIS*
   Integrated media and
     marketing company focused
     on computer and
     Internet-related technology      164,200        1,190,450
                                                --------------
                                                   153,814,828
                                                --------------
CONSUMER STAPLES  10.8%
AURORA FOODS*
   Producer and marketer of
     brand name food products         229,400        3,154,250
CAREER EDUCATION*
   Provider of private
     post-secondary education         219,000        4,776,937
CARRIAGE SERVICES (CLASS A)*
   Provider of funeral products
     and services                     416,100       10,272,469
EDUTREK INTERNATIONAL (CLASS A)*
   Operator of the American
     InterContinental University      304,500        2,131,500
HEARST-ARGYLE TELEVISION*
   TV broadcasting                    208,948        6,973,640
JACOR COMMUNICATIONS*
   Radio broadcasting                 225,200       11,393,712
PREMIER PARKS*
   Owner and operator of
     regional theme parks             560,300        9,805,250
SINCLAIR BROADCAST GROUP
(CLASS A)*
   Diversified broadcasting
     company that owns and
     services television and
     radio stations                   268,600        4,347,963
U.S. FOODSERVICE*
   Distributor to food service
     industry                         327,500       13,632,187
VLASIC FOODS INTERNATIONAL*
   Manufacturer and marketer of
     branded convenience
     food products                    498,600        9,317,588
YOUTH SERVICES INTERNATIONAL*
   Operator of residential and
     community-based programs
     for at-risk youths               287,000          878,938
                                                --------------
                                                    76,684,434
                                                --------------
ENERGY  3.7%
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and
     producer of oil and gas          232,700        3,548,675
CALPINE*
   Developer, marketer, and
     operator of power
     generation facilities            449,800        9,108,450
EAGLE GEOPHYSICAL*
   Company specializing in
     seismic data collection          252,600        1,728,731
MCDERMOTT INTERNATIONAL
   A leading worldwide energy
     services company                 258,900        6,974,119
SANTA FE ENERGY RESOURCES*
   Oil and gas exploration,
     production, and
     development                      511,800        4,830,113
                                                --------------
                                                    26,190,088
                                                --------------

                                       10


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       --------
FINANCIAL SERVICES  5.6%
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
     financing                        243,700      $ 3,944,894
CCA PRISON REALTY TRUST
   Prison REIT                        319,300        5,747,400
CRUSADER HOLDING
   Provider of community
     banking services, including
     residential mortgages and
     commercial leases                 75,390          909,392
DST SYSTEMS*
   Provider of information
     processing and software
     services                         151,000        7,965,250
ESG RE
   International provider of
     health, life, and special
     risk reinsurance                 258,500        3,974,437
FIRSTSERVICE* (CANADA)
   Provider of property
     management and
     business services                361,900        4,071,375
INSIGNIA/ESG HOLDINGS*
   Provider of real estate
     management and services          309,533        3,559,630
INSIGNIA FINANCIAL GROUP
(CLASS A)*
   Real estate management
     services                         190,400        1,880,200
STIRLING COOKE BROWN HOLDINGS
(Bermuda)
   Provider of risk management
     services                         240,000        3,555,000
T&W FINANCIAL*
   Equipment leasing company          300,800        4,436,800
                                                --------------
                                                    40,044,378
                                                --------------
HEALTH CARE  18.4%
AMERICAN DENTAL PARTNERS*
   Provider of dental practice
     management services              139,500        1,205,367
AMSURG (CLASS A)*
   Developer and operator of
     ambulatory surgery centers       200,000        1,387,500
BARR LABORATORIES*
   Developer, manufacturer, and
     marketer of generic
     prescription drugs               140,500        4,267,687
COMPDENT*
   Provider of managed-care
     dental services                  276,400        3,714,125
ESC MEDICAL SYSTEMS*
   Manufacturer of specialized
     medical devices                  250,000        1,753,906
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
     prosthetic rehabilitation
     services                         410,500        7,645,563
NCS HEALTHCARE (CLASS A)*
   Health care facility and
     pharmacy services                 29,200          512,825
NEW AMERICAN HEALTHCARE*
   Owner and operator of acute
     care hospitals                   191,800        2,013,900
OMNICARE
   Provider of pharmacy services
     to long-term care institutions   360,300       12,700,575
PMR*
   Operator of mental health
     care programs                    225,000        1,575,000
PROFESSIONAL DETAILING*
   Provider of consulting services
     to the pharmaceutical
     industry                         210,000        5,814,375
PROVINCE HEALTHCARE*
   Provider of health care
     services in non-urban
     markets                          390,500       13,191,578
PSS WORLD MEDICAL*
   Distributor of medical
     supplies, equipment,
     and pharmaceuticals              990,700       18,327,950
QUORUM HEALTH GROUP*
   Owner of acute care hospitals      327,000        5,313,750
RENAL CARE GROUP*
   Provider of dialysis services      150,600        3,854,419


                                    11


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       --------
HEALTH CARE (continued)
RENEX*o
   Provider of dialysis and
     ancillary services               363,900      $ 2,172,028
SCHEIN (HENRY)*
   International marketer of
     health care products
     and services to
     medical providers                177,400        6,175,738
SCHEIN PHARMACEUTICALS*
   Developer, manufacturer,
     and vendor of generic
     pharmaceuticals                  144,600        1,229,100
SOMNUS MEDICAL TECHNOLOGIES*
   Developer and manufacturer
     of medical devices used
     in treatment of upper
     respiratory disorders            200,000          612,500
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services      773,500       18,564,000
TRIANGLE PHARMACEUTICALS*
   Developer of new drug
     candidates, primarily in
     the antiviral area               257,600        3,381,000
UNIVERSAL HEALTH SERVICES
(CLASS B)*
   Owner and operator of
     health care institutions         150,000        6,262,500
WATSON PHARMACEUTICALS*
   Manufacturer of off-patent
     medications                      179,700        9,119,775
                                                --------------
                                                   130,795,161
                                                --------------
TECHNOLOGY  19.8%
AFFILIATED COMPUTER SERVICES
(CLASS A)*
   Provider of information
     processing services              223,300        6,810,650
AMERICAN MANAGEMENT SYSTEMS*
   Management and administration
     of computer services             250,000        6,781,250
ANALYSTS INTERNATIONAL
   Provider of computer
     programming services             187,500        5,613,281
ANTEC*
   Developer and supplier of
     products for the cable
     television industry              437,700        6,756,994
AVANT!*
   Developer and marketer of
     software products that
     assist design engineers          773,800        9,817,587
BISYS GROUP*
   Provider of data processing
     services                         268,500       11,772,047
BURR-BROWN*
   Manufacturer of microelectric
     data devices for business
     end-users                        879,950       14,931,652
CERIDIAN*
   Provider of data processing
     services                         157,700        9,048,037
GENERAL SEMICONDUCTORS*
   Manufacturer of power
     semiconductors                   371,500        2,229,000
GLENAYRE TECHNOLOGIES*
   Manufacturer of paging
     infrastructure equipment       1,027,900        7,484,397
HMT TECHNOLOGY*
   Supplier of high-performance
     thin-film disks for
     high-end, high-capacity,
     hard disk drives                 563,500        4,384,734
INDUS INTERNATIONAL*
   Worldwide developer and
     marketer of management
     software and implementation
     services                         192,200          961,000
INSO*
   Marketer and developer of
     textual information software     213,600        4,071,750
KLA-TENCOR*
   Manufacturer of wafer and
     metrology equipment              249,300        6,209,128
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
     microcontrollers                 388,500        8,462,016


                                       12


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       --------
TECHNOLOGY (continued)
MICROGRAFX*
   Developer and marketer of
     graphics applications
     and software                      64,000      $   620,000
NATIONAL INSTRUMENTS*
   Provider of instrumentation
     hardware and software
     products for the engineering
     and scientific industries         95,200        2,323,475
PMC-SIERRA* (CANADA)
   Integrated circuit supplier        227,300        7,202,569
PSW TECHNOLOGIES*
   Provider of high-value solutions
     to technology vendors and
     business end users               131,000          309,078
SANMINA*
   Provider of services for
     equipment manufacturers
     in the electronics industry      186,700        5,245,103
TRANSACTION SYSTEMS ARCHITECTS
(CLASS A)*
   Worldwide developer and
     marketer of software
     products for electronic
     funds transfer                   105,600        3,738,900
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
     services used for virtual
     product development              286,900        2,707,619
WATERS*
   Manufacturer of liquid
     chromatography instruments       161,700       10,833,900
XILINX*
   Supplier of field-programmable
     gate arrays                       76,100        2,661,122
                                                --------------
                                                   140,975,289
                                                --------------
TRANSPORTATION  0.4%
US XPRESS ENTERPRISES (CLASS A)*
   Provider of transportation
     and logistics services           227,400        2,771,437
                                                --------------
UTILITIES  1.6%
CALENERGY*
   Developer, marketer, and
     operator of power
     generation facilities            425,200       11,267,800
                                                --------------
OTHER                                                    6,875
                                                --------------
TOTAL COMMON STOCKS  92.6%
(Cost $681,761,370)                                658,615,796
                                                --------------
TOTAL Short-Term Holdings  4.8%
(COST $34,000,000)                                  34,000,000
                                                --------------
TOTAL INVESTMENTS  97.4%
(Cost $715,761,370)                                692,615,796
OTHER ASSETS
   LESS LIABILITIES  2.6%                           18,427,941
                                                --------------
NET ASSETS  100.0%                              $  711,043,737
                                                ==============
---------

*   Non-income producing security.

o Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS:
Investments, at value:

  Common stocks* (cost $681,761,370) ..........     $658,615,796
  Short-term holdings (cost $34,000,000) ......       34,000,000               $692,615,796
                                                   -------------
CASH                                                                              5,538,205
Receivable for securities sold ................................................  37,764,588
Receivable for Capital Stock sold .............................................   1,409,925
Receivable for dividends and interest .........................................     234,157
Expenses prepaid to shareholder service agent .................................     225,957
Other .........................................................................      21,615
                                                                               ------------
TOTAL ASSETS .................................................................. 737,810,243
                                                                               ------------
LIABILITIES:
Payable for securities purchased ..............................................  20,203,557
Payable for Capital Stock repurchased .........................................   5,174,292
Accrued expenses, taxes, and other ............................................   1,388,657
                                                                               ------------
TOTAL LIABILITIES .............................................................  26,766,506
                                                                               ------------
NET ASSETS                                                                     $711,043,737
                                                                               ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
  58,929,477 shares outstanding):
  Class A ..................................................................... $ 3,054,929
  Class B .....................................................................     576,228
  Class D .....................................................................   2,261,791
Additional paid-in capital .................................................... 728,345,680
Accumulated net investment loss ...............................................     (49,317)
Net unrealized depreciation of investments .................................... (23,145,574)
                                                                               ------------
NET ASSETS                                                                     $711,043,737
                                                                               ============
NET ASSET VALUE PER SHARE:
CLASS A ($379,944,784 / 30,549,293 shares) ....................................      $12.44
                                                                                     ======
CLASS B ($67,198,845 / 5,762,276 shares) ......................................      $11.66
                                                                                     ======
CLASS D ($263,900,108 / 22,617,908 shares) ....................................      $11.67
                                                                                     ======

---------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $2,677,342 and a value of $2,172,028. See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1998

INVESTMENT INCOME:
Interest ....................................... ..   $  2,340,267
Dividends ...................................... ..      1,670,493
                                                    --------------
TOTAL INVESTMENT INCOME ..........................................                $ 4,010,760

EXPENSES:
Management fee ....................................      8,859,463
Distribution and service fees .....................      5,561,203
Shareholder account services ......................      2,105,436
Shareholder reports and communications ............        343,135
Custody and related services ......................        208,950
Registration ......................................        196,073
Auditing and legal fees ...........................         59,420
Directors' fees and expenses ......................         16,194
Miscellaneous .....................................         35,291
 .................................................. --------------
TOTAL EXPENSES ...................................................                 17,385,165
                                                                                -------------
NET INVESTMENT LOSS ..............................................                (13,374,405)
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:

Net realized gain on investments* ................................                 27,728,578
Net change in unrealized appreciation of investments .............               (216,052,533)
                                                                                --------------
NET LOSS ON INVESTMENTS ..........................................               (188,323,955)

                                                                                --------------
DECREASE IN NET ASSETS FROM OPERATIONS ...........................              $(201,698,360)
                                                                                ==============

---------
* Includes net realized loss from affiliated issuers of $4,089,614. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                                         --------------------------------
                                                                                             1998               1997
                                                                                         -------------      -------------

OPERATIONS:
Net investment loss ............................................................         $ (13,374,405)     $ (12,505,119)
Net realized gain on investments ...............................................            27,728,578         91,955,538
Net change in unrealized appreciation of investments ...........................          (216,052,533)        93,832,612
                                                                                        --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................          (201,698,360)       173,283,031
                                                                                        --------------     --------------
DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:

   Class A .....................................................................           (53,153,741)       (29,080,493)
   Class B .....................................................................            (7,202,049)        (1,712,339)
   Class D .....................................................................           (37,501,083)       (20,123,337)
                                                                                       ---------------     --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................           (97,856,873)       (50,916,169)
                                                                                       ---------------     --------------



                                                            SHARES
                                                --------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                                --------------------------------
                                                     1998               1997
                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   CLASS A ......................................  5,029,443           8,188,436            78,991,830        120,301,313
   CLASS B ......................................  2,005,337           2,700,791            29,952,250         38,590,991
   CLASS D ......................................  2,895,974           5,459,136            42,946,058         76,822,163
Exchanged from associated Funds:
   CLASS A ...................................... 19,887,832          10,428,910           302,151,838        150,564,472
   CLASS B ......................................  1,708,776             442,678            24,644,626          6,149,856
   CLASS D ...................................... 18,380,183           2,960,507           261,891,857         41,877,344
Shares issued in payment of gain distributions:
   CLASS A ......................................  3,197,741           1,789,620            47,518,435         25,108,371
   CLASS B ......................................    474,373             114,153             6,655,460          1,533,070
   CLASS D ......................................  2,484,536           1,400,777            34,882,889         18,812,429
                                              --------------      --------------       ---------------    ---------------
Total ..........................................  56,064,195          33,485,008           829,635,243        479,760,009
                                              --------------      --------------       ---------------    ---------------
Cost of shares repurchased:
   CLASS A .....................................  (9,287,625)        (10,676,096)         (142,825,418)      (155,515,563)
   CLASS B ......................................   (570,218)           (208,490)           (8,232,601)        (2,970,321)
   CLASS D ...................................... (5,658,913)         (5,321,563)          (81,513,938)       (73,595,265)
Exchanged into associated Funds:
   Class A ......................................(20,657,403)        (11,414,103)         (315,167,006)      (165,114,909)
   Class B ...................................... (2,043,767)           (486,787)          (29,641,042)        (6,666,931)
   Class D ......................................(18,903,435)         (3,910,240)         (270,690,109)       (54,310,345)
                                              --------------      --------------       ---------------      -------------
Total .......................................... (57,121,361)        (32,017,279)         (848,070,114)      (458,173,334)
                                              --------------      --------------       ---------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...................  (1,057,166)          1,467,729           (18,434,871)        21,586,675
                                              ==============      ==============       ===============      =============
INCREASE (DECREASE) IN NET ASSETS ..............................................          (317,990,104)       143,953,537

NET ASSETS:
Beginning of year ..............................................................         1,029,033,841        885,080,304
                                                                                       ---------------      -------------
END OF YEAR (including accumulated net investment loss of $49,317
  and $55,235, respectively) ...................................................         $ 711,043,737     $1,029,033,841
                                                                                       ===============      =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1998, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended September 30, 1998, permanent differences aggregating approximately $13 million have been reclassified from accumulated net investment loss and undistributed net realized gain to additional paid-in capital. These reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     For the year ended September 30, 1998, the Fund redeemed 57,121,361 of its shares from shareholders aggregating $848,070,114, of which approximately $2,200,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended September 30, 1998, amounted to $757,185,252 and $874,511,926, respectively.

NOTES TO FINANCIAL STATEMENTS

   At September 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $89,766,901 and $113,595,579 respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.93% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $117,076 from sales of Class A shares after commissions of $923,157 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1998, fees incurred under the Plan aggregated $1,175,841, or 0.23% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended September 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $796,405 and $3,588,957, respectively.

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1998, such charges amounted to $119,411.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares' distribution fees retained by the Distributor, for the year ended September 30, 1998, amounted to $59,977.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1998, Seligman Services, Inc. received commissions of $14,982 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $87,176, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,105,436 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
                                       18

NOTES TO FINANCIAL STATEMENTS

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1998, of $49,317 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund terminated its $78 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1998, is as follows:

                                                GROSS             GROSS
                                BEGINNING     PURCHASES          SALES AND        ENDING      REALIZED    DIVIDEND      ENDING
AFFILIATE                        SHARES     AND ADDITIONS       REDUCTIONS        SHARES     GAIN (LOSS)   INCOME        VALUE
----------                    -----------  --------------     --------------     ---------  ------------ ----------  -------------
Coinmach Laundry ............    600,000         --              600,000           --      $(2,084,286)     --       $       --
DONCASTERS (ADRs) ...........    500,000         --              500,000           --          509,806      --               --
Quest Education* ............    605,000         --              605,000           --       (2,515,134)     --               --
Renex .......................      --          363,900             --            363,900        --          --        2,172,028
                                                                                           -----------              -----------
TOTAL .......................                                                              $(4,089,614)              $2,172,028
                                                                                           ===========              ===========

*Formerly Educational Medical.

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of eachClass, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                               CLASS A
                                                                   -----------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                   -----------------------------------------------------------
                                                                      1998         1997         1996         1995        1994
                                                                   --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF YEAR ...............................   $17.55       $15.38       $14.04       $11.62      $12.83
                                                                   --------     --------     --------     --------    --------
Net investment loss ..............................................    (0.16)       (0.16)       (0.13)       (0.06)      (0.08)
Net realized and unrealized investment gain (loss) ...............    (3.32)        3.20         1.95         3.87        1.10
                                                                   --------     --------     --------     --------    --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ...................    (3.48)        3.04         1.82         3.81        1.02
Distributions from net gain realized .............................    (1.63)       (0.87)       (0.48)       (1.39)      (2.23)
                                                                   --------     --------     --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................    (5.11)        2.17         1.34         2.42       (1.21)
                                                                   --------     --------     --------     --------    --------
NET ASSET VALUE, END OF YEAR .....................................   $12.44       $17.55       $15.38       $14.04      $11.62
                                                                   ========     ========     ========     ========    ========
TOTAL RETURN BASED ON NET ASSET VALUE:                               (21.32)%      21.19%       13.40%       36.80%       9.79%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................     1.47%        1.52%        1.56%        1.43%       1.34%
Net investment loss to average net assets ........................    (1.05)%      (1.10)%      (0.91)%      (0.50)%     (0.87)%
Portfolio turnover ...............................................    83.90%       97.37%       59.36%       71.52%     124.76%
Net Assets, End of Year (000s omitted) ........................... $379,945     $568,261     $523,737     $272,122     $58,478

----------
See footnotes on page 21.

FINANCIAL HIGHLIGHTS

                                                                                  CLASS B
                                                                  ------------------------------------
                                                                          YEAR ENDED
                                                                         SEPTEMBER 30,        4/22/96*
                                                                  ---------------------          TO
                                                                      1998         1997       9/30/96
                                                                   --------     --------     --------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD ............................    $16.68       $14.78       $14.55
                                                                   --------     --------     --------
Net investment loss .............................................     (0.27)       (0.27)       (0.11)
Net realized and unrealized investment gain (loss) ..............     (3.12)        3.04         0.34
                                                                   --------     --------     --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ..................     (3.39)        2.77         0.23
Distributions from net gain realized ............................     (1.63)       (0.87)         --
                                                                   --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSET VALUE ......................     (5.02)        1.90         0.23
                                                                   --------     --------     --------
NET ASSET VALUE, END OF PERIOD ..................................    $11.66       $16.68       $14.78
                                                                   ========     ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE: ..........................    (21.95)%      20.17%        1.58%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..................................      2.24%        2.30%        2.45%+
Net investment loss to average net assets .......................     (1.82)%      (1.88)%      (1.80)%+
Portfolio turnover ..............................................     83.90%       97.37%       59.36%++
NET ASSETS, END OF PERIOD (000s omitted) ........................   $67,199      $69,869      $24,016

                                                                                             CLASS D
                                                                 ----------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                 ----------------------------------------------------------
                                                                     1998        1997         1996        1995        1994
                                                                  --------     --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF YEAR .............................    $16.69       $14.77      $13.61       $11.40     $12.80
                                                                  --------     --------    --------     --------   --------
Net investment loss ............................................     (0.27)       (0.27)      (0.24)       (0.15)     (0.23)
Net realized and unrealized investment gain (loss) .............     (3.12)        3.06        1.88         3.75       1.06
                                                                  --------     --------    --------     --------   --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .................     (3.39)        2.79        1.64         3.60       0.83
Distributions from net gain realized ...........................     (1.63)       (0.87)      (0.48)       (1.39)     (2.23)
                                                                  --------     --------    --------     --------   --------
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................     (5.02)        1.92        1.16         2.21      (1.40)
                                                                  --------     --------    --------     --------   --------
NET ASSET VALUE, END OF YEAR ...................................    $11.67       $16.69      $14.77       $13.61     $11.40
                                                                  ========     ========    ========     ========   ========
Total return based on net asset value: .........................    (21.94)%      20.32%      12.47%       35.53%      8.06%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................      2.24%        2.30%       2.35%        2.29%      2.72%
Net investment loss to average net assets ......................     (1.82)%      (1.88)%     (1.70)%      (1.35)%    (2.25)%
Portfolio turnover .............................................     83.90%       97.37%      59.36%       71.52%    124.76%
NET ASSETS, END OF YEAR (000s omitted) .........................  $263,900     $390,904    $337,327     $145,443     $9,318

----------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended September 30, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of September 30, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 30, 1998

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company

DIRECTOR EMERITUS
Fred E. Brown
DIRECTOR AND CONSULTANT, J. &W. Seligman &Co.
   Incorporated
----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Arsen Mrakovcic
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------------------------------------------------------------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     [logo]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

EQF2 9/98                     [RECYCLE LOGO] Printed on Recycled Paper